                                                                  EXHIBIT (i)(8)

                                 ADDENDUM NO. 32

                                       TO

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                                A.I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY
                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
          AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
         AIG SUNAMERICA ASSET MANAGEMENT CORP.(FORMERLY SUNAMERICA ASSET
                                MANAGEMENT CORP.)
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           AGC LIFE INSURANCE COMPANY
           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

     The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective May 1, 2004, in the following respects:

     1. The title of the Agreement is hereby amended to read in its entirety as follows:

                          SERVICE AND EXPENSE AGREEMENT
                                      among
                         AMERICAN HOME ASSURANCE COMPANY
            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            AIG RISK MANAGEMENT, INC.
                BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                     COMMERCE AND INDUSTRY INSURANCE COMPANY
                    DELAWARE AMERICAN LIFE INSURANCE COMPANY
                           AIG LIFE INSURANCE COMPANY
            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

               THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                         PACIFIC UNION ASSURANCE COMPANY
                             AIU NORTH AMERICA, INC.
                              AIU INSURANCE COMPANY
                    AMERICAN INTERNATIONAL INSURANCE COMPANY
          AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                        AIG HAWAII INSURANCE COMPANY INC.
            AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
                AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                          NORTH AMERICAN MANAGERS, INC.
                         AMERICAN LIFE INSURANCE COMPANY
                      AIG NATIONAL INSURANCE COMPANY, INC.
                            AIG CLAIM SERVICES, INC.
               AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                             AIG EQUITY SALES CORP.
                    AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A. I. CREDIT CORP.
                           LEXINGTON INSURANCE COMPANY
                           LANDMARK INSURANCE COMPANY
                      NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                         AIG ANNUITY INSURANCE COMPANY,
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
              AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                           MINNESOTA INSURANCE COMPANY
                 STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                       AMERICAN GENERAL ASSURANCE COMPANY
                     AMERICAN GENERAL LIFE INSURANCE COMPANY
              AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                   AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                            MERIT LIFE INSURANCE CO.
                 USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                           YOSEMITE INSURANCE COMPANY
      SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                        2929 ALLEN PARKWAY VENTURE, L.P.
                     AIG FIXED ANNUITY MARKETING GROUP, INC.
                          AMERICAN ATHLETIC CLUB, INC.
                  AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                     AMERICAN GENERAL ASSIGNMENT CORPORATION
               AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                  AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                          AMERICAN GENERAL CORPORATION
                       AMERICAN GENERAL DISTRIBUTORS, INC.
                      AMERICAN GENERAL FINANCE CORPORATION
                         AMERICAN GENERAL FINANCE, INC.
                    AMERICAN GENERAL FINANCIAL SERVICES, INC.
                     AMERICAN GENERAL GATEWAY SERVICES, LLC
                AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                      AMERICAN GENERAL LIFE COMPANIES, LLC
                 AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                            KNICKERBOCKER CORPORATION
                              PAVILIONS CORPORATION
                         VALIC FINANCIAL ADVISORS, INC.
                        VALIC RETIREMENT SERVICES COMPANY

                               VALIC TRUST COMPANY
                     AIG GLOBAL REAL ESTATE INVESTMENT CORP.
          AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                       AMERICAN GENERAL INDEMNITY COMPANY
               AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
             AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
        AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET
                                MANAGEMENT CORP.)
                          SUNAMERICA INVESTMENTS, INC.
                        SUNAMERICA LIFE INSURANCE COMPANY
                            AUDUBON INDEMNITY COMPANY
                            AUDUBON INSURANCE COMPANY
               NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                           AGC LIFE INSURANCE COMPANY
           THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                      AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                    AMERICAN GENERAL SECURITIES INCORPORATED
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION
                        AIG CENTENNIAL INSURANCE COMPANY
                         AIG INDEMNITY INSURANCE COMPANY
                         AIG PREFERRED INSURANCE COMPANY
                          AIG PREMIER INSURANCE COMPANY
                       BAYSIDE CASUALTY INSURANCE COMPANY
                                       and
                       AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", AIG Systems Solutions Private Limited, American General Securities Incorporated, American General Equity Services Corporation, AIG Centennial Insurance Company, AIG Indemnity Insurance Company, AIG Preferred Insurance Company, AIG Premier Insurance Company and Bayside Casualty Insurance Company".

     IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, by their duly authorized representatives this 1st day of May, 2004.

AMERICAN HOME ASSURANCE COMPANY            By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK              By:        /s/
                                              ----------------------------------

AIG RISK MANAGEMENT, INC                   By:        /s/
                                              ----------------------------------

BIRMINGHAM FIRE INSURANCE
COMPANY OF PENNSYLVANIA                    By:        /s/
                                              ----------------------------------

COMMERCE AND INDUSTRY
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

DELAWARE AMERICAN LIFE
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

AIG LIFE INSURANCE COMPANY                 By:        /s/
                                              ----------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                  By:        /s/
                                              ----------------------------------

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                      By:        /s/
                                              ----------------------------------

PACIFIC UNION ASSURANCE
COMPANY                                    By:        /s/
                                              ----------------------------------

AIU NORTH AMERICA, INC.                    By:        /s/
                                              ----------------------------------

AIU INSURANCE COMPANY                      By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.                By:        /s/
                                              ----------------------------------

AIG HAWAII INSURANCE COMPANY INC.          By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                    By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                         By:        /s/
                                              ----------------------------------

NORTH AMERICAN MANAGERS, INC.              By:        /s/
                                              ----------------------------------

AMERICAN LIFE INSURANCE COMPANY            By:        /s/
                                              ----------------------------------

AIG NATIONAL INSURANCE COMPANY, INC.       By:        /s/
                                              ----------------------------------

AIG CLAIM SERVICES, INC.                   By:        /s/
                                              ----------------------------------

AIG GLOBAL TRADE & POLITICAL
RISK INSURANCE COMPANY                     By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                      By:        /s/
                                              ----------------------------------

AIG EQUITY SALES CORP.                     By:        /s/
                                              ----------------------------------

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                              By:        /s/
                                              ----------------------------------

A.I. CREDIT CORP.                          By:        /s/
                                              ----------------------------------

LEXINGTON INSURANCE COMPANY                By:        /s/
                                              ----------------------------------

LANDMARK INSURANCE COMPANY                 By:        /s/
                                              ----------------------------------

NEW HAMPSHIRE INDEMNITY COMPANY, INC.      By:        /s/
                                              ----------------------------------

AIG ANNUITY INSURANCE COMPANY              By:        /s/
                                              ----------------------------------

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

FIRST SUNAMERICA LIFE
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                        By:        /s/
                                              ----------------------------------

MINNESOTA INSURANCE COMPANY                By:        /s/
                                              ----------------------------------

STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                              By:        /s/
                                              ----------------------------------

AMERICAN GENERAL ASSURANCE
COMPANY                                    By:        /s/
                                              ----------------------------------

AMERICAN GENERAL LIFE
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY                 By:        /s/
                                              ----------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                          By:        /s/
                                              ----------------------------------

MERIT LIFE INSURANCE CO.                   By:        /s/
                                              ----------------------------------

USLIFE CREDIT LIFE INSURANCE
COMPANY OF ARIZONA                         By:        /s/
                                              ----------------------------------

YOSEMITE INSURANCE COMPANY                 By:        /s/
                                              ----------------------------------

SUNAMERICA FINANCIAL, A DIVISION OF
SUNAMERICA LIFE INSURANCE COMPANY          By:        /s/
                                              ----------------------------------

AIG SUNAMERICA LIFE ASSURANCE
COMPANY                                    By:        /s/
                                              ----------------------------------

2929 ALLEN PARKWAY VENTURE, L.P.           By:        /s/
                                              ----------------------------------

AIG FIXED ANNUITY MARKETING
GROUP, INC.                                By:        /s/
                                              ----------------------------------

AMERICAN ATHLETIC CLUB, INC.               By:        /s/
                                              ----------------------------------

AMERICAN GENERAL ANNUITY
SERVICE CORPORATION                        By:        /s/
                                              ----------------------------------

AMERICAN GENERAL
ASSIGNMENT CORPORATION                     By:        /s/
                                              ----------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                    By:        /s/
                                              ----------------------------------

AMERICAN GENERAL
BANCASSURANCE SERVICES, INC.               By:        /s/
                                              ----------------------------------

AMERICAN GENERAL CORPORATION               By:        /s/
                                              ----------------------------------

AMERICAN GENERAL DISTRIBUTORS, INC.        By:        /s/
                                              ----------------------------------

AMERICAN GENERAL FINANCE CORPORATION       By:        /s/
                                              ----------------------------------

AMERICAN GENERAL FINANCE, INC.             By:        /s/
                                              ----------------------------------

AMERICAN GENERAL FINANCIAL
SERVICES, INC.                             By:        /s/
                                              ----------------------------------

AMERICAN GENERAL
GATEWAY SERVICES, L.L.C.                   By:        /s/
                                              ----------------------------------

AMERICAN GENERAL
INTERNATIONAL INVESTMENTS, INC.            By:        /s/
                                              ----------------------------------

AMERICAN GENERAL LIFE COMPANIES, LLC       By:        /s/
                                              ----------------------------------

AMERICAN GENERAL
REALTY INVESTMENT CORPORATION              By:        /s/
                                              ----------------------------------

KNICKERBOCKER CORPORATION                  By:        /s/
                                              ----------------------------------

PAVILIONS CORPORATION                      By:        /s/
                                              ----------------------------------

VALIC FINANCIAL ADVISORS, INC.             By:        /s/
                                              ----------------------------------

VALIC RETIREMENT SERVICES COMPANY          By:        /s/
                                              ----------------------------------

VALIC TRUST COMPANY                        By:        /s/
                                              ----------------------------------

AIG GLOBAL REAL ESTATE
INVESTMENT CORP.                           By:        /s/
                                              ----------------------------------

AIG RETIREMENT SERVICES, INC.              By:        /s/
                                              ----------------------------------

AMERICAN GENERAL INDEMNITY COMPANY         By:        /s/
                                              ----------------------------------

AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                    By:        /s/
                                              ----------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA               By:        /s/
                                              ----------------------------------

AIG SUNAMERICA ASSET MANAGEMENT CORP.      By:        /s/
                                              ----------------------------------

SUNAMERICA INVESTMENTS, INC.               By:        /s/
                                              ----------------------------------

SUNAMERICA LIFE INSURANCE COMPANY          By:        /s/
                                              ----------------------------------

AUDUBON INDEMNITY COMPANY                  By:        /s/
                                              ----------------------------------

AUDUBON INSURANCE COMPANY                  By:        /s/
                                              ----------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF LOUISIANA                       By:        /s/
                                              ----------------------------------

AGC LIFE INSURANCE COMPANY                 By:        /s/
                                              ----------------------------------

THE HARTFORD STEAM BOILER
INSPECTION AND INSURANCE COMPANY           By:        /s/
                                              ----------------------------------

AIG SYSTEMS SOLUTIONS PRIVATE LIMITED      By:        /s/
                                              ----------------------------------

AMERICAN GENERAL SECURITIES
INCORPORATED                               By:        /s/
                                              ----------------------------------

AMERICAN GENERAL EQUITY
SERVICES CORPORATION                       By:        /s/
                                              ----------------------------------

AIG CENTENNIAL INSURANCE COMPANY           By:        /s/
                                              ----------------------------------

AIG INDEMNITY INSURANCE COMPANY            By:        /s/
                                              ----------------------------------

AIG PREFERRED INSURANCE COMPANY            By:        /s/
                                              ----------------------------------

AIG PREMIER INSURANCE COMPANY              By:        /s/
                                              ----------------------------------

BAYSIDE CASUALTY INSURANCE COMPANY         By:        /s/
                                              ----------------------------------

AMERICAN INTERNATIONAL GROUP, INC.         By:        /s/
                                              ----------------------------------

                                           By:        /s/
                                              ----------------------------------